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                                  EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Coram Healthcare Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG PEAT MARWICK LLP

Orange County, California
September 25, 1996